UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

STONE CONSULTING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-149995	20-8066540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Stone Consulting Services, Inc. 18 Ozone Avenue Venice, CA 90291
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (310) 399-1444

(Former Name or Former Addresses, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). These forward-looking statements speak only as of the date of this report and relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our cash expenditures. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance and you should not place undue reliance on these forward-looking statements. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2008, Yatinoo International SA, a Public Limited Company formed in Spain, including its subsidiaries (the “Company” or “Yatinoo”) and Stone Consulting Services, Inc. (“Pubco”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), whereby Pubco agreed to acquire 100% of the issued and outstanding capital stock of Yatinoo (“Yatinoo Shares”) from Yatinoo stockholders (the “Yatinoo Holders”) in exchange for payment of the purchase price of Fourteen Million Four Hundred Thousand (14,400,000) post Forward Stock Split (as defined below) restricted shares of $.001 par value Common Stock of Pubco (the “Purchase Price”), or forty-eight percent (48%) of the issued and outstanding capital stock of Pubco, immediately following the Forward-Stock Split and closing of the transactions contemplated by the Stock Purchase Agreement (the “Yatinoo Acquisition”). A copy of the Stock Purchase Agreement has been filed as Exhibit 2.1 to this report.

Under the Stock Purchase Agreement, Joy Terrace Capital Incorporated (“JTC”) holds the right to acquire control of Pubco, and the right to appoint two members out of six of the Board of Directors of Pubco, and Yatinoo has the right to appoint four out of six of the Board of Directors of Pubco, in each case subject to Pubco accepting such nominations, for a period until the later of (i) 12 months following the Closing Date, or (ii) the next annual meeting of shareholders following the Closing Date.

THE YATINOO ACQUISITION

The transactions contemplated by the Stock Purchase Agreement will result in a change of control of Pubco in favor of Yatinoo. On November 6, 2008 in accordance with the Stock Purchase Agreement: (i) Pubco effected a thirty (30) for one (1) forward stock split of Pubco’s issued and outstanding shares, which was approved by Pubco’s board of directors and majority stockholders (the “Forward Stock Split”). The Stock Purchase Agreement provides for our founder, Michael Stone (“Stone Principal”) and certain other shareholders to surrender all but 600,000 of their 135,000,000 post-Forward Stock Split shares (collectively, the “Stone Principal’s Shares”), and Pubco to cancel such Stone Principal’s Shares in exchange for payment from JTC at the Closing of $200,000 in consideration consisting of: (i) a $120,000 cash payment, and (ii) an $80,000 recourse promissory note personally guaranteed by an individual on behalf of JTC.

Khaled Akid, Yatinoo’s CEO and also the Exchange Agent, shall hold the Purchase Price for the Yatinoo Holders pursuant to the Stock Purchase Agreement, and surrender the Yatinoo Shares to be retired and release the Purchase Price to the Yatinoo Holders, which represents forty-eight percent (48%) of the issued and outstanding securities of Pubco following the Yatinoo Acquisition. All of the Yatinoo Holder’s options, warrants, and other convertible securities in Yatinoo (the “Yatinoo Options”) will be surrendered by such Yatinoo Holders and retired and the Yatinoo Holders shall receive options of Pubco (the “Pubco Options”).

The Certificate of Amendment to a Certificate of Incorporation, attached hereto as Exhibit 3.2, was filed with the Secretary of the State of Delaware on November 6, 2008, authorizing the increase in authorized common stock and the Forward Stock Split. The Stock Purchase Agreement also provides for a subsequent Certificate of Amendment for the change of our corporate name to “Yatinoo, Inc.” In connection with such name change, we will submit the appropriate documentation for the purpose of procuring a trading symbol on the Over the Counter Bulletin Board (“OTCBB”) which bears a close resemblance to our new name.

Following the Forward Stock Split and closing of the Stock Purchase Agreement, there will be at Closing an aggregate of thirty- million (30,000,000) shares issued and outstanding which includes: (i) 14,400,000 restricted shares issued to the Yatinoo Holders as the Purchase Price; (ii) 600,000 restated shares retained by the Stone Principal and certain other shareholders and (iii) 15,000,000 registered shares issued to the various Selling Stockholders and/or their transferees as listed in Pubco’s current prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2008, as supplemented. All restricted shares, consisting of the 600,000 Stone Principal’s Shares and the 14,400,000 newly issued shares to the Yatinoo Holders shall not be eligible for resale pursuant to Rule 144 under the Securities Act until 12 months from the filing of Form 10 information indicating that Pubco has ceased to be a shell company, as such term is defined under the Exchange Act. In addition, Pubco Options to purchase 2,800,000 shares at the market price at Closing will be granted following the exchange of Yatinoo Options. The disclosures about the issuance of the Purchase Price to the Yatinoo Holders in exchange for the Yatinoo Shares contained in this report do not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company and are made only as required under applicable law and related reporting requirements, and as permitted under Rule 135(c) under the Securities Act.

The Yatinoo Acquisition and related matters were approved by Pubco’s board of directors and a majority of its issued and outstanding stockholders as of November 6, 2008, the record date for the purpose of such vote, by written consent on November 6, 2008.

Changes Resulting from the Yatinoo Acquisition. We intend to carry on Yatinoo’s business as our sole line of business. At the Closing and in accordance with the Stock Purchase Agreement, Pubco will transfer all of its assets, liabilities and the consulting business that existed and was engaged in by Pubco immediately before the Closing to the Stone Principal or an entity designated by the Stone Principal.

Changes to the Board of Directors. At the Closing of the Yatinoo Acquisition, pursuant to the terms of the Stock Purchase Agreement, Michael Stone, Pubco’s President, Chief Executive Officer and sole director, and Lore E. Stone, the Secretary of Pubco prior to the Yatinoo Acquisition, shall resign and be replaced by Khaled Akid, Antonio J. Galvez, Youness Douiri, Rudiger Schild, Marshall S. Sterman, and Michael J. Magliochetti, who will be appointed as directors of Pubco, effective as of the Closing Date. Khaled Akid, Antonio J. Galvez, Youness Douiri, and Rudiger Schild will replace Michael Stone and Lore E. Stone and be appointed as officers of Pubco.

All directors are elected at the annual meeting of stockholders and each director elected shall hold office until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal.

Section 5.03 – Amendments to Articles of Incorporation or By-Laws

The disclosures made under Section 1.01 of this Current Report on Form 8-K, are incorporated herein by reference.

On November 6, 2008, the Board of Directors of Pubco authorized a Certificate of Amendment to Pubco’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50 million to 500 million and effect a 30 for 1 Forward Stock Split of the five million shares of Common Stock then issued and outstanding to 150 million shares.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired – None prior to Closing

(b) Pro-Forma Financial Information – None prior to Closing

(d) Exhibits

*2.1
Stock Purchase Agreement by and between Stone Consulting Services, Inc., Yatinoo International, S.A, the Stockholders of Yatinoo International, S.A., the Sellers Agent, and the Exchange Agent dated November 6, 2008.

3.1	Certificate of Incorporation, dated December 11, 2006. (1)

*3.2	Certificate of Amendment to Certificate of Incorporation dated November 6, 2008.

*Filed herewith.

(1) Incorporated by reference from the registration statement on Form S-1, filed with the Commission on March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2008	Stone Consulting Services, Inc.
	By:	/s/ Michael Stone
Michael Stone
President